Risk Management and Fair Value Measurements	12 Months Ended
Dec. 31, 2017
Risk Management And Fair Value Measurements
Risk Management and Fair Value Measurements

10. Risk Management and Fair Value Measurements:

The principal financial assets of the Company consist of cash and cash equivalents and trade accounts receivable due from charterers. The principal financial liabilities of the Company consist of long-term bank loans, trade accounts payable, amounts due to related parties and a promissory note.

Interest rate risk: The Company’s interest rates are calculated at LIBOR plus a margin, as discussed in Note 7 and hence the Company is exposed to movements in LIBOR. In order to hedge its variable interest rate exposure, on January 19, 2018, the Company, via one of its vessel-ownings subsidiaries, entered into an interest rate cap agreement with one of its lenders for a notional amount of $10,000 and a cap rate of 3.5%. The interest rate cap will terminate on July 18, 2022.

Credit risk: Credit risk is minimized since trade accounts receivable from charterers are presented net of the relevant provision for uncollectible amounts, whenever required. On the balance sheet date there were no significant concentrations on credit risk. The maximum exposure to credit risk is represented by the carrying amount of each financial asset on the balance sheet.

Currency risk: The Company’s transactions are denominated primarily in U.S. dollars; therefore overall currency exchange risk is limited. Balances in foreign currency other than U.S. dollars are not considered significant.

Fair value: The fair values of cash and cash equivalents, trade accounts receivable and trade accounts payable approximate their respective carrying amounts due to their short-term nature. The fair value of long-term bank loans with variable interest rates approximate the recorded values, generally due to their variable interest rates. The fair value of the promissory note approximates its carrying amount as its fixed interest rate of 4.00% approximates recent variable interest rates.

Long Lived Assets Held and Used

As of December 31, 2016, the Company reviewed the carrying amount in connection with the estimated recoverable amount for each of its vessels. This review indicated that such carrying amount was not fully recoverable for the Company’s vessels Northsea Alpha and Northsea Beta. Consequently the carrying value of these vessels was written down as presented in the table below.

Vessel	Significant Other Observable Inputs (Level 2)	Impairment Loss charged against Vessels, net	Impairment Loss charged against Deferred charges, net	Vessel Impairment Charge
Northsea Alpha	$8,000	$1,770	$292	$2,062
Northsea Beta	8,000	1,622	314	1,936
TOTAL	$16,000	$3,392	$606	$3,998

The fair value is based on level 2 inputs of the fair value hierarchy and reflects the Company’s best estimate of the value of each vessel on a time charter free basis, and is supported by a vessel valuation of an independent shipbroker as of December 31, 2016, which is mainly based on recent sales and purchase transactions of similar vessels.

The Company recognized the total Vessel impairment charge of $3,998, which is included in the accompanying consolidated statements of comprehensive loss for the year ended December 31, 2016. No such loss was recognized for the year ended December 31, 2017.

The Company performs such an exercise on an annual basis and whenever circumstances indicate so. All other nonfinancial assets or nonfinancial liabilities are carried at fair value as of December 31, 2016 and 2017.